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EXHIBIT 10.34

Amendment No. 1 to Indemnification Agreement

        Agreement dated May 17, 2005 between TBG Holdings N.V. ("TBG"), a Netherlands-Antilles company, and IHS Inc. ("IHS"), a Delaware company.

        WHEREAS, TBG and IHS are parties to an Indemnification Agreement dated as of March 8, 2005 ("Indemnification Agreement"); and

        WHEREAS, TBG and IHS wish to amend the Indemnification Agreement.

        NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto as follows:

  1.
  Schedule 3 of the Indemnification Agreement is amended to add the following paragraph 4:

  "4.
  The obligations to the IHS Participants set forth in Attachment A to this Schedule 3."

  2.
  Schedule 3 of the Indemnification Agreement is amended to add "Attachment A" to this Agreement as "Attachment A" to Schedule 3 of the Indemnification Agreement.

  3.
  Except as herein specifically provided, all provisions of the Indemnification Agreement shall remain in full force and effect and be unaffected hereby.

        IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first above written.

TBG HOLDINGS N.V.		IHS INC.
By:	/s/ G.H. THYSSEN	By:	/s/ STEPHEN GREEN
Name: G.H. Thyssen		Name: Stephen Green
Title: Chief Executive Officer		Title: Senior Vice President
By:	/s/ I. C.M. ROBERTSON
Name: I. C.M. Robertson Title: Company Secretary

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Amendment No. 1 to Indemnification Agreement